SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 18, 2008

HOME PROPERTIES, INC.
(Exact name of Registrant as specified in its Charter)

MARYLAND	1-13136 No.	16-1455126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

850 Clinton Square, Rochester, New York 14604
 (Address of principal executive offices and internet site)

(585) 546-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HOME PROPERTIES, INC.

CURRENT REPORT
ON FORM 8-K

Item 5.02(b)   Departure of Director

Thomas S. Summer has notified the Registrant that he will not stand for re-election to the Board of Directors at the Registrant’s 2008 Stockholders Meeting because of responsibilities associated with a new employment position that he recently accepted.  Mr. Summer will complete his current term as a director of the Registrant, which continues until the 2008 Stockholders Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME PROPERTIES, INC.
(Registrant)

Date:            January 21, 2008

By:            /s/ Edward J. Pettinella
Edward J. Pettinella
President and Chief Executive Officer

Date:            January 21, 2008

By:            /s/ David P. Gardner
David P. Gardner
Executive Vice President and
Chief Financial Officer